Exhibit 99.1

Fast Radius, a First-of-its-Kind Cloud Manufacturing and Digital Supply Chain Company, to List on NASDAQ through a Business Combination with ECP Environmental Growth Opportunities Corp. (NASDAQ: ENNV)

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Fast Radius is a category creator with a proprietary and defensible Cloud Manufacturing Platform™️.  This is a new infrastructure to design, make, and move physical products in the digital age, combining proprietary software with a distributed network of company-owned, world-recognized micro-factories and third-party suppliers.

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Fast Radius is bringing a new sustainability paradigm to manufacturing and global supply chains, enabling industrial companies to store and move parts digitally and produce them locally in an energy efficient manufacturing process reducing transportation, energy, and material waste.

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The Cloud Manufacturing Platform™️ is designed to foster an ecosystem of software applications and manufacturing services, similar to how digital app ecosystems have flourished through cloud computing.

•	Fast Radius serves a more than $350 billion component manufacturing industry, being reset by a wave of “Industry 4.0” innovations.
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Estimated post-transaction equity value of $1.4 billion, with $445 million in gross proceeds, comprised of $345 million of cash held in ECP Environmental Growth Opportunities Corp.’s trust account (assuming no redemptions) and a $100 million fully committed PIPE, including a $25 million forward purchase commitment from certain accounts managed by Goldman Sachs Asset Management, L.P. Other investors in the PIPE include UPS, Palantir, ECP and other institutional investors.

•	Existing Fast Radius shareholders will roll 100% of their equity into the publicly listed company.
•	Investor webcast and call is scheduled for Monday, July 19, at 10:00 AM EST.

Summit, New Jersey and Chicago, IL – July  19, 2021 – Fast Radius, Inc. (“Fast Radius”), a cloud manufacturing and digital supply chain company, and ECP Environmental Growth Opportunities Corp. (NASDAQ: ENNV) have entered into a definitive agreement that will result in Fast Radius becoming a publicly-listed company.

Purpose-Built Software and Technology Firm Fostering Sustainable Infrastructure and Innovation

Fast Radius is a dynamic software and industrial technology firm that has pioneered and continues to scale the first-of-its-kind cloud manufacturing and digital supply chain infrastructure. The Fast Radius solution combines proprietary software with a network of company-owned distributed micro-factories and third-party suppliers.  This allows engineers to design, produce, and fulfill custom parts across a range of manufacturing technologies, including additive manufacturing, CNC machining, and injection molding.

The Fast Radius Cloud Manufacturing Platform™ has served over 2,000 customers, including Fortune 500 companies in the automotive, aerospace, medical, industrial, and consumer industries. The platform is purpose-built to provide industrial-certified parts at production volumes (e.g., thousands of units, not just prototypes) and has made over 11 million custom parts to-date.

The Cloud Manufacturing Platform™ is analogous to cloud computing and ushers in a new era of innovation in the physical world, just as cloud computing has done in the digital world. The platform consists of:

(1)	Infrastructure: A network of distributed Fast Radius micro-factories and a curated set of third-party suppliers, in addition to a proprietary software layer to orchestrate the infrastructure.
(2)	Operating System: A modern, software-driven user experience for customers and internal operations, including machine learning-driven insights.
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Apps & Services: An evolving ecosystem of apps and services, ultimately providing access for anyone with a browser to state-of-the-art manufacturing knowledge, tools, and elastic capacity.  Services running on the platform today include Fast Radius On-Demand, Fast Radius Virtual Warehouse™, and Fast Radius Additive Launch.

This platform represents a new, more sustainable infrastructure to design, make, and move physical goods in the digital age. Fast Radius is scaling its vision to unleash the “fourth modality of logistics.” Instead of storing parts physically, companies will have the ability to store parts digitally in the Fast Radius Virtual Warehouse™. Instead of moving parts by land, air, and sea, companies can move parts at the speed of light and produce them locally in a certified micro-factory where needed. The Cloud Manufacturing Platform™ is creating a more sustainable, more accessible, and more flexible global supply chain paradigm to meet the needs of this century.

UPS has partnered with Fast Radius to support the expansion of its digital manufacturing and supply chain infrastructure.  Fast Radius has established one of its micro-factories on-site at UPS’s Worldport facility in Louisville, KY.

Compelling Investment Highlights and Growth Opportunities

Fast Radius plans to build the first $100+ billion cloud manufacturing and digital supply chain company, presenting a compelling investment opportunity in Industry 4.0 and next generation, sustainable infrastructure. Highlights include:

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Large and growing addressable market. The more than $350 billion component manufacturing industry, including production across additive manufacturing, CNC machining and injection molding, continues to grow and expand.

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Massive tailwinds to replace rigid, outdated, and fragmented infrastructure. Global demand is rising for (1) more agile and sustainable supply chains, (2) modern, consumer-like experiences in industry, and (3) real impact from Industry 4.0 innovations, including new tools in digital design, simulation, equipment, and digital factory infrastructure. Today’s fragmented, sub-scale supplier landscape is struggling to address these needs, and Fast Radius is capitalizing on the opportunity to become a leader in the space.

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Fast Radius platform redefines how products are made and moved. Fast Radius Cloud Manufacturing Platform™ creates a new infrastructure that is flexible, sustainable, and accessible, providing customers a new way to design, make, and fulfill products globally.

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Resilient, proven revenue growth engine. Fast Radius is trusted and certified by Fortune 500 customers across industries, having produced over 11 million parts and served over 2,000 customers across additive manufacturing, CNC machining, injection molding, and many other manufacturing technologies – resulting in approximately 96% revenue CAGR over the past 4 years.

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World recognized leader. The World Economic Forum recognized Fast Radius as having one of the nine most advanced factories in the world. Fortune 500 customers have also recognized Fast Radius as a trusted parts supplier across manufacturing technologies, including production-

grade additive manufacturing, where in many cases Fast Radius serves as the first and only production additive supplier.
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Model built to scale with attractive economics. Fast Radius’ proprietary micro-factories—a “factory in a box” model—are designed to be replicated for hyper growth, supported by proprietary software, driving attractive returns on invested capital. Additionally, the applications and services platform provides a growth flywheel as seen in cloud computing.

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Team uniquely equipped to execute. Fast Radius is led by Co-Founder and CEO Lou Rassey, a manufacturing industry pioneer who helped architect and lead McKinsey & Company’s work in Industry 4.0.  Leadership team includes experienced, visionary executives with proven track records across high-growth technology businesses.

Lou Rassey, Co-Founder and CEO of Fast Radius, commented: “We are building a first-of-its-kind Cloud Manufacturing Platform that is providing a new infrastructure to design, make and move physical things in the digital age. As the Platform expands, we believe cloud manufacturing will have as great an impact on driving innovation in the physical world as cloud computing has had in the digital world. The benefits from the software and hardware powering cloud manufacturing are tangible and significant – the cloud brings improved speed, flexibility, cost, and accessibility to industry 4, all while providing a more sustainable model for global supply chains.”

Doug Kimmelman, Chairman of ENNV, commented: “The Fast Radius Cloud Manufacturing Platform™ provides a fundamentally more sustainable way to produce and fulfill parts around the world. We look forward to partnering with Lou and his team to accelerate growth as they execute on their proven business model and capitalize on the significant opportunities in the growing custom parts manufacturing market. As a public company, we believe that Fast Radius will be even better positioned to maintain its leadership in the software and industrial technology industry.”

Rassey added: “We are excited to partner with ENNV, as their team’s long track record of success, history of being on the forefront of new sustainable infrastructure transitions, and their institutional reach will accelerate the next chapter of our growth. Our board and management team remain committed to executing on our proven business model and driving value for all stakeholders.”

Transaction Overview

The combined company will have an estimated post-transaction enterprise value of $995 million with an estimated equity value of $1.4 billion from the contribution of $445 million in gross cash proceeds from the transaction. Proceeds will consist of up to $345 million of cash held in ENNV’s trust account (assuming no redemptions) and an additional $100 million fully committed private investment (the “PIPE”), including a $25 million forward purchase commitment from certain accounts managed by Goldman Sachs Asset Management, L.P. Other investors in the PIPE include UPS, Palantir, ECP and other institutional investors.

The net proceeds raised from the transaction will be used to support Fast Radius’ continued growth across customer acquisition, software development, and micro-factory expansion. Fast Radius’ growth strategy is projected to generate revenue and EBITDA of $635 million and $135 million, respectively, in 2025.

Current Fast Radius management, employees and existing shareholders will roll 100% of their existing equity holdings into equity of the combined company. The business combination has been unanimously approved by the boards of directors of both Fast Radius and ENNV. The business combination is expected to close in Q4 2021, subject to regulatory and stockholder approvals, and other customary closing conditions.

Upon closing of the transaction, ENNV will be renamed “Fast Radius, Inc.” and is expected to remain listed on the NASDAQ.

For a summary of the material terms of the proposed transaction, as well as a supplemental investor presentation, please see the Current Report on Form 8-K filed today with the U.S. Securities and Exchange Commission (“SEC”). Additional information about the proposed transaction will be described in ENNV’s registration statement relating to the merger, which it will file with the SEC.

Advisors

Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc. are serving as co-financial and co-capital market advisors to Fast Radius, Inc.  DLA Piper LLP (US) is serving as its legal counsel.

Barclays Capital Inc. and Morgan Stanley & Co. LLC are serving as financial and capital markets advisors to ENNV and Latham & Watkins LLP is serving as its legal counsel.

Credit Suisse Securities (USA) LLC and Barclays Capital Inc. are serving as co-placement agents on the PIPE.

Conference Call & Webcast Information

ENNV and Fast Radius management will host a conference call and webcast to discuss the proposed transaction today, July 19, 2021, at 10:00 a.m. Eastern time.

The webcast will be broadcast live and will be available for replay here and can also be accessed on Fast Radius’ IR website at ir.fastradius.com and ENNV’s website at ecpennv.com.

For those who wish to participate by telephone, please dial (800) 374-0874 (U.S.) or (248) 847-2515 (International) and reference conference ID: 7386924.

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at (949) 574-3860.

A telephonic replay of the conference call will be available after 1:00 p.m. Eastern time today through Monday, July 26, 2021 by dialing (855) 859-2056 (U.S.) or (404) 537-3406 (International) and referencing conference ID: 7386924.

About Fast Radius, Inc.

Fast Radius, Inc. is a leading cloud manufacturing and digital supply chain company.  The Cloud Manufacturing Platform™ from Fast Radius is a first-of-its-kind solution that integrates design, production, and fulfillment operations through a common digital infrastructure to make manufacturing easier, more accessible, and more sustainable. Founded in 2017, Fast Radius, Inc. is headquartered in Chicago with offices in Atlanta, Louisville, and Singapore and micro-factories in Chicago and at the UPS Worldport facility in Louisville, KY.

About ECP Environmental Growth Opportunities Corp.

ECP Environmental Growth Opportunities Corp. (NASDAQ: ENNV) is a special purpose acquisition company formed by Energy Capital Partners Management, LP for the purpose of entering into a merger, stock purchase, or similar business combination with one or more businesses. The strategy of

ECP Environmental Growth Opportunities Corp. is to identify and acquire businesses located in

North America that concentrate on combating climate change by decreasing the carbon intensity of energy production, increasing the efficiency of industrial and consumer-related activities,

expanding electricity storage and distribution, and improving the overall sustainability of the economy through efforts to lower pollution and increase beneficial reuse. For more information, visit ecpennv.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination (the “Transaction”) between Fast Radius and ENNV. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of ENNV’s securities, (ii) the risk that the Transaction may not be completed by ENNV’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ENNV, (iii) the failure to satisfy the conditions to the consummation of the Transaction, including the requisite approvals of ENNV’s and Fast Radius’ stockholders, the satisfaction of the minimum trust account amount following any redemptions by ENNV’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the Transaction, (v) the risk that ENNV’s proposed private offering of public equity is not completed, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger (the “Merger Agreement”) relating to the Transaction, (vii) the effect of the announcement or pendency of the Transaction on Fast Radius’ business or employee relationships, operating results and business generally, (viii) the risk that the Transaction disrupts current plans and operations of Fast Radius, (ix) the risk of difficulties in retaining employees of Fast Radius as a result of the Transaction, (x) the outcome of any legal proceedings that may be instituted against Fast Radius or against ENNV related to the Merger Agreement or the Transaction, (xi) the ability to maintain the listing of ENNV’s securities on a national securities exchange, (xii) changes in the competitive industries in which Fast Radius operates, variations in operating performance across competitors, changes in laws and regulations affecting Fast Radius’ business and changes in the combined capital structure, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the Transaction, and the ability to identify and realize additional opportunities, (xiv) risks related to the uncertainty of Fast Radius’ projected financial information, (xv) risks related to Fast Radius’ potential inability to become profitable and generate cash, (xvi) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, (xvii) the risk that demand for Fast Radius’ cloud manufacturing technology does not grow as expected, (xviii) the ability of Fast Radius to retain existing customers and attract new customers, (xix) the potential inability of Fast Radius to manage growth effectively, (xx) the potential inability of Fast Radius to increase its cloud manufacturing capacity or to achieve efficiencies regarding its cloud manufacturing process or other costs, (xxi) the enforceability of Fast Radius’ intellectual property rights, including its copyrights, patents, trademarks and trade secrets, and the potential infringement on the intellectual property rights of others, (xxii) Fast Radius’ dependence on senior management and other key employees, (xxiii) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Fast Radius operates, (xxiv) the risk that Fast Radius may require additional funding for its growth plans and may not be able to obtain any additional financing on terms that are acceptable to Fast Radius or at all and (xxv) costs related to the Transaction and the failure to realize anticipated benefits of the Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties which will be more fully described in the “Risk Factors” section of ENNV’s Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and the proxy statement/prospectus discussed below and other documents filed by ENNV from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Fast Radius and ENNV assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Fast Radius nor ENNV gives any assurance that either Fast Radius or ENNV, or the combined company, will achieve its expectations.

Additional Information and Where To Find It

This press release relates to the proposed Transaction between ENNV and Fast Radius. ENNV intends to file a registration statement on Form S-4 relating to the Transaction with the SEC (the “Registration Statement”), which will include a proxy statement/prospectus that will be sent to all ENNV stockholders. ENNV will also file other documents regarding the Transaction with the SEC. Before making any voting decision, investors and security holders of ENNV and Fast Radius are urged to read the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Transaction as they become available because they will contain important information about the Transaction. Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus, and all other relevant documents filed or that will be filed with the SEC by ENNV through the website maintained by the SEC at www.sec.gov. The documents filed by ENNV with the SEC also may be obtained free of charge upon written request to ENNV at 40 Beechwood Road, Summit, New Jersey 07901.

Participants in the Solicitation

ENNV, Fast Radius and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ENNV’s stockholders in connection with the Transaction.

A list of the names of such directors and executive officers and information regarding their interests in the Transaction will be included in the proxy statement/prospectus when available. You can find more information about ENNV’s directors and executive officers in the final prospectus relating to ENNV’s initial public offering, which ENNV filed with the SEC on February 10, 2021. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release shall not constitute an offer to sell or exchange or the solicitation of an offer to buy or exchange any securities, nor shall there be any sale or exchange of securities in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended.

Contacts

Fast Radius Investor Relations

Cody Slach, Alex Thompson

(949) 574-3860

FastRadius@GatewayIR.com

Fast Radius Public Relations

Jordan Schmidt

(949) 574-3860

FastRadius@GatewayIR.com

ECP

Jonathan Keehner / Julie Hamilton / Kara Brickman

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449